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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                August 29, 2002

                             BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


    Georgia                        1-8607                      58-1533433
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia           30309-3610
    (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000


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Cautionary Language Concerning Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements regarding events and financial trends that may affect our future operating results, financial position and cash flows. These statements are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

While the below list of cautionary statements is not exhaustive, some factors that could affect future operating results, financial position and cash flows and could cause actual results to differ materially from those expressed in the forward-looking statements are:

- a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;

- changes in U.S. or foreign laws or regulations, or in their interpretations, which could result in the loss, or reduction in value, of our licenses, concessions or markets, or in an increase in competition, compliance costs or capital expenditures;

- continued pressure in the telecommunications industry from a financial, competitive, and regulatory perspective;

- a decrease in the growth rate of demand for the services which we offer;

- the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;

-        protracted delay in our entry into the interLATA long distance market;

-        significant deterioration in foreign currencies relative to the U.S.
         dollar in foreign countries in which we operate;

- the potential unwillingness or inability of our partners to fund their obligations to our international joint ventures due to deteriorating economic conditions or other factors;

- the potential unwillingness of banks or other lenders to lend to our international joint ventures due to deteriorating economic conditions and tightening credit standards;

- higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;

-        the outcome of pending litigation;

- unanticipated higher capital spending from, or delays in, the deployment of new technologies;

-        the impact of terrorist attacks on our business; and

- the impact and the success of the wireless joint venture with SBC Communications, known as Cingular Wireless, including marketing and product development efforts, technological change and financial capacity.


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Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

99-a              Press Release dated August 29, 2002

Item 9. Regulation FD Disclosure

BellSouth updated its financial guidance on August 29, 2002. A copy of the press release, as attached hereto as Exhibit 99-a, is incorporated herein by reference.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BELLSOUTH CORPORATION


By: W. Patrick Shannon
   -----------------------------------
   W. Patrick Shannon
   Vice President - Finance
   August 30, 2002